Commitments and contingent liabilities	12 Months Ended
Dec. 31, 2018
Capital commitments [abstract]
Disclosure of commitments [text block]
24	Commitments and contingent liabilities

Operating lease commitments

The Group has operating lease commitments mainly related to buildings and cars as follows:

	As of December 31,
in 000€	2018	2017	2016
Within one year	2,053	1,721	2,012
Between one and three years	2,302	1,504	1,964
Between four and five years	785	406	561
More than five years	302	77	84
Total	5,442	3,708	4,621

The total lease payments recognized in the consolidated income statement are K€2,956 in 2018 (2017: K€2,909; 2016: K€2,451).

Apart from one operating lease commitment for a 3D printer located in Germany for an amount of K€554, including the purchase option, and a total rent commitment for our office in Malaysia for an amount of K€1,236, including the renewal option, the Group has no individually significant lease commitments per end of 2018.

Finance lease commitments

The Group has finance leases for the building and various other items of plant and equipment. Future minimum lease payments under finance lease with the present value of the net minimum lease payments are as follows:

	December 31, 2018		December 31, 2017		December 31, 2016
in 000€	Minimum lease payments	Present value of payments	Minimum lease payments	Present value of payments	Minimum lease payments	Present value of payments
Within one year	2,876	2,829	3,179	3,034	2,400	2,287
Between two and three years	3,398	3,236	5,017	4,643	3,640	3,503
Between four and five years	655	604	1,361	1,269	1,206	1,057
More than five years	149	140	285	218	587	548
Total	7,078	6,809	9,842	9,164	7,833	7,395
Less finance charges	(269)	−	(678)	−	(438)	−
Present value of minimum lease payments	6,809	6,809	9,164	9,164	7,395	7,395

Mortgages and pledges

The Group has several loans secured by a mortgage on the building. The carrying value of related property, plant & equipment (including buildings under construction) is K€30,853 (2017: K€28,526; 2016: K€12,594). The total outstanding mortgages and pledges are K€124,428 in 2018 (2017: K€85,186; 2016: K€32,362).

Included in the above, the Group also has pledges on the business goodwill (“fonds de commerce”) of the Company for a total amount of K€70,300 in 2018 (2017: K€29,000; 2016: K€4,491) and pledges on current and other fixed assets for a total amount of K€21,142 (2017: K€9,131; 2016: zero).

Other commitments

The Group has outstanding non-cancellable contracts with a future commitment of K€6,383 at December 31, 2018 (2017: K€7,638; 2016: K€1,290), mainly related to purchase commitment for raw materials. For property, plant & equipment, we have no committed expenditures as per December 31, 2018 (2017: K€672; 2016: K€10,204).

Contingent liabilities

The Group is currently involved in a legal proceeding with Dentsply Implants NV regarding the alleged wrongful termination of a supply agreement between the Company and Dentsply Implants NV entered into in 2010. The court of first instance ruled in favor of Dentsply Implants NV, that we have wrongfully terminated the relationship. We have appealed this decision before the court has pronounced itself on the monetary damages. The amount of damages which Dentsply Implants NV is claiming is €2.7 million. While we are confident that the first instance decision will be overruled, we believe that, in the event that the first instance decision would be confirmed, the amount of monetary damages that we would be exposed to will not have a material impact on our business, financial conditions or result of operations. We are currently not a party to, and we are not aware of any threat of, any other legal proceedings, which, in the opinion of our management, is likely to have or could reasonably possibly have a material adverse effect on our business, financial condition or results of operations. As a result management concluded that no provision is required.